UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HF FOODS GROUP INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other

than the Registrant)

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April 29, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of HF Foods Group Inc., on Monday, June 15, 2020, at 1:00 p.m., Eastern Time. Due to the COVID-19 pandemic, related governmental actions closing non-essential businesses and encouraging individuals to stay home, and our concerns about protecting the health and well-being of our stockholders and employees, the Board of Directors has determined to convene and conduct the Annual Meeting on in a virtual meeting format at https://web.lumiagm.com/210286046. Please see the further instructions in this Proxy Statement. Stockholders will NOT be able to attend the annual meeting in-person.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. Accordingly, please exercise your right to vote by signing, dating and returning your proxy card in the enclosed envelope or voting by internet as described in the Proxy Statement. Your shares will be voted in accordance with the instructions you have given in your proxy.

Our board of directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

Zhou Min Ni

Chairman of the Board and Co-Chief Executive Officer

HF Foods Group Inc.
6001 W. Market Street
Greensboro, NC 27409

Notice of Annual Meeting of Stockholders Monday, June 15, 2020

To Our Stockholders:

The Annual Meeting of Stockholders of HF Foods Group Inc., a Delaware corporation (the “Company”), will be held on Monday, June 15, 2020, at 1:00 p.m., Eastern Time, for the following purposes:

1.	To elect five members of the board of directors to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve, on an advisory basis, our executive compensation;

4.	To amend the Company’s second amended and restated certificate of incorporation to delete Article Seventh; and

5.	To transact such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Due to the COVID-19 pandemic, related governmental actions closing non-essential businesses and encouraging individuals to stay home, and our concerns about protecting the health and well-being of our stockholders and employees, the Board of Directors has determined to convene and conduct the Annual Meeting on in a virtual meeting format at https://web.lumiagm.com/210286046. Please see the further instructions in this Proxy Statement. Stockholders will NOT be able to attend the annual meeting in-person.

All stockholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on April 20, 2020, are entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

Zhou Min Ni

Chairman of the Board of Directors and Co-Chief Executive Officer

Greensboro, NC
April 29, 2020

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
PRINCIPAL STOCKHOLDERS	4
PROPOSAL 1: ELECTION OF DIRECTORS	5
CORPORATE GOVERNANCE	7
CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	9
EXECUTIVE COMPENSATION	13
DIRECTOR COMPENSATION	14
EQUITY COMPENSATION PLAN INFORMATION	15
PROPOSAL 2: RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.	16
REPORT OF THE AUDIT COMMITTEE	17
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	18
PROPOSAL 4: AMENDMENT PROPOSAL	19
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
STOCKHOLDER PROPOSALS	20
STOCKHOLDER COMMUNICATIONS	20
OTHER MATTERS	20
ANNUAL REPORT ON FORM 10-K	21
WHERE YOU CAN FIND MORE INFORMATION	21

HF Foods Group Inc.
6001 W. Market Street
Greensboro, NC 27409

PROXY STATEMENT

2020 Annual Meeting OF STOCKHOLDERS

The enclosed proxy is solicited by the board of directors of HF Foods Group Inc. (the “Company,” “we” or “us”) for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, June 15, 2020, at 1:00 p.m., Eastern Time, and at any continuation, adjournment or postponement thereof.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who Can Attend and Vote

Only holders of our common stock of record at the close of business on April 20, 2020, the record date, are entitled to notice of and to vote at the Annual Meeting, and at any continuation(s), postponement(s) or adjournment(s) thereof. As of the record date, 52,145,096 shares of our common stock, par value $.0001 per share (“common stock”), were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting. The common stock does not have cumulative voting rights.

To participate in the virtual annual meeting, go to https://web.lumiagm.com/210286046.

If you are a stockholder of record as of April 20, 2020, the record date for the annual meeting, you should click on “I have a login,” enter the control number found on your proxy card or Notice of Internet Availability of Proxy Materials you previously received, and enter the password “hff2020” (the password is case sensitive).

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company’s common stock you held as of the record date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on June 10, 2020.

Voting Your Shares

If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote during the virtual annual meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your proxy card or Notice of Internet Availability of Proxy Materials available when you access the webpage), or (b) calling toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from foreign countries from any touch-tone phone and follow the instructions (have your proxy card or Notice of Internet Availability of Proxy Materials available when you call).

If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the virtual annual meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with American Stock Transfer & Trust Company, LLC as described above in order for you to participate in the virtual annual meeting. You then may vote by following the instructions provided to you by American Stock Transfer & Trust Company

Applicable stock exchange rules restrict when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director elections, executive compensation, and other significant matters absent instructions from the beneficial owner. As a result, if you are a street name stockholder, and you do not give voting instructions, the holder of record will not be permitted to vote your shares with respect to Proposal No. 1—Election of Directors, Proposal, No. 3—Advisory Vote on Executive Compensation, or Proposal No. 4—Amendment Proposal and your shares will be considered “broker non-votes” with respect to these proposals. Although any broker non-votes would be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to each of Proposal Nos. 1, 3 and 4. If you are a street name stockholder, and you do not give voting instructions, the record holder will be entitled to vote your shares with respect to Proposal No. 2—Ratification of the Appointment of Friedman LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2019 in its discretion.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.

The internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the internet should understand that there may be costs associated with electronic access. These charges include usage charges from internet access providers. The stockholder will bear the cost of these charges.

Procedural Matters

If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

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By Internet. You may submit a proxy electronically visiting www.voteproxy.com and following the on screen instructions (have your proxy card or Notice of Internet Availability of Proxy Materials available when you access the webpage).

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By Mail. You may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the Annual Meeting so that your shares will be voted even if you are unable to attend.

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By Phone. You may call toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from foreign countries from any touch-tone phone and follow the instructions (have your proxy card or Notice of Internet Availability of Proxy Materials available when you call).

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet voting will also be offered to stockholders owning shares through most banks and brokers.

Quorum

The presence at the Annual Meeting in person, virtually or by proxy of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.

Required Vote, Abstentions and Broker Non-Votes

Only stockholders of record at the close of business on April 20, 2020 have the right to vote at the Annual Meeting. The proposals at the Annual Meeting will require the following votes:

●

Directors will be elected by a plurality of all votes cast. You may vote “FOR ALL NOMINEES,” “WITHHOLD FOR ALL NOMINEES” or “FOR ALL EXCEPT” for the director nominees. Withheld votes and broker non-votes will have no effect on Proposal No. 1.

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Ratification of the selection of Friedman LLP as our independent registered public accounting firm will require the affirmative vote of a majority of the shares present in person, virtually or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of Friedman LLP as our independent registered public accounting firm. Abstentions will have the same effect as a vote against Proposal No. 2. We do not expect any broker non-votes in connection with respect to Proposal No. 2.

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Approval, on an advisory basis, of our executive compensation will require the affirmative vote of a majority of the shares present in person, virtually or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve, on an advisory basis, our executive compensation. Abstentions will have the same effect as a vote against Proposal No. 3 and broker non-votes will have no effect on Proposal No. 3.

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Approval of the amendment of the Company’s second amended and restated certificate of incorporation to delete Article Seventh will require the affirmative vote of a majority of the Company’s outstanding shares. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to amend the Company’s second amended and restated certificate of incorporation to delete Article Seventh. Abstentions and broker non-votes will have the same effect as a vote against Proposal No. 4.

A “withheld vote,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the selection of our independent registered public accounting firm, the proposal regarding the approval, on an advisory basis, of our executive compensation, or the proposal regarding the amendment to the Company’s certificate of incorporation, represents a stockholder’s affirmative choice to decline to vote on a proposal.

Generally, “broker non-votes” occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares. As a result, we do not expect any broker non-votes in connection with the ratification of our independent registered public accounting firm.

Default Voting

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the board’s recommendations, which are as follows:

●	FOR the election of the five persons named in this proxy statement as the board’s nominees for election as directors;

●	FOR the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the year ending December 31, 2019;

●	FOR the approval, on an advisory basis, of our executive compensation;

●	FOR the approval of the amendment to the Company’s second amended and restated certificate of incorporation to delete Article Seventh; and

●	FOR approval of authority to transact such other business as may properly come before the Annual Meeting.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote by telephone or internet. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted.

Expenses of Solicitation

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Annual Meeting of Stockholders, proxy statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our headquarters located at 6001 W. Market Street, Greensboro, NC 27409 beginning June 5, 2020, during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Householding/Delivery of Documents to Stockholders

The SEC rules permit registrants to adopt a procedure called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one set of proxy materials, unless one or more of these stockholders notifies the registrant that they wish to continue receiving individual sets. This procedure reduces printing costs and postage fees incurred by the registrant.

We have not adopted this householding procedure with respect to our record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of our common stock. If your family has multiple accounts by which you hold common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple sets. Those options are available to you at any time.

Beginning on or about April 29, 2020, we will mail to our stockholders our Annual Report on Form 10-K for the year ended December 31, 2019, which includes our audited consolidated financial statements, together with these proxy materials.

PRINCIPAL STOCKHOLDERS

Common Stock

The following table sets forth, as of April 20, 2020, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of April 20, 2020 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 52,145,096 shares of common stock outstanding on April 20, 2020.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Zhou Min Ni(2)	13,772,713	26.4%
Xiao Mou Zhang (3)	3,089,354	5.9%
Xi Lin	0	0
Hong Wang	0	0
Zhehui Ni	0	0
Caixuan Xu	0	0
Sha J. Zhang (4)	70,008	*
Kong Hian Lee	0	0
All directors and executives officers as a group (8 individuals)	16,932,075	32.5%
Five Percent Holders:
Irrevocable Trust for Raymond Ni (5)	5,591,553	10.7%

*Less than one percent.

(1)	Unless otherwise indicated, the address of each person listed below is c/o HF Foods Group Inc., 6001 W. Market Street, Greensboro, NC 27509.
(2)

Includes 5,591,553 shares owned by the Irrevocable Trust for Raymond Ni, 798,793 shares owned by the Irrevocable Trust for Amanda Ni, 798,793 shares owned by the Irrevocable Trust for Ivy Ni, 798,793 shares owned by the Irrevocable Trust for Tina Ni, and 298,688 shares held in escrow by HF Group Holding Corp. Mr. Ni disclaims beneficial ownership of the shares owned by each of the trusts.

(3)

Includes 633,815 shares owned by Spot Light Investments, LLC. Mr. Zhang disclaims any pecuniary interest in the shares owned by Spot Light Investments, LLC that are in excess of his 12.925% ownership in Spot Light Investments, LLC.

(4)	Consists of shares owned by S&S Family Ventures, LLC over which Sha J. Zhang has voting and dispositive power. Its business address is 1526 Autumn Hill Rd., Diamond Bar, CA.
(5)

Jian Ming Ni has voting and dispositive power over the shares owned by Irrevocable Trust for Raymond Ni, Irrevocable Trust for Amanda Ni, Irrevocable Trust for Ivy Ni and Irrevocable Trust for Tina Ni. The business address for the four trusts is 810 Northern Shore Point, Greensboro, NC.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors is presently comprised of five members who hold office until each director’s successor is elected and qualified, or until such director’s earlier resignation or removal. Each nominee for director has been nominated for a one-year term to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and have qualified.

Our independent directors have recommended Zhou Min Ni, Xiao Mou Zhang, Xi Lin, Dr. Hong Wang, and Zhehui Ni, as nominees to our board of directors. If elected at the Annual Meeting, each of the nominees except Ms. Zhehui Ni would serve until the 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. We previously reported that, on March 11, 2020, Ms. Zhehui Ni notified us that she is resigning her position as Director of the Company, effective June 30, 2020, due to personal and professional obligations. In addition, on March 19, 2020, we reported that Russell T. Libby accepted the appointment of the Company’s Board of Directors, effective July 1, 2020, to fill the vacancy on the Board of Directors created by the resignation of Ms. Zhehui Ni. Once appointed, Mr. Libby will serve until the next annual election of directors and until his successor is elected and qualified. Therefore, even though she will be elected at the 2020 Annual Meeting, she will no longer be a director effective June 30, 2020, and Mr. Libby will take her place beginning July 1, 2020. Mr. Libby is unable to become our director prior to July 1, 2020 due to certain contractual obligations.

The nominees have consented to being nominated and have expressed their intention to serve if elected. Except as described above, we have no reason to believe that the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the board of directors or the board of directors may elect to reduce its size. Only the nominees or substitute nominees designated by the board of directors will be eligible to stand for election as directors at the Annual Meeting.

Nominees for Board of Directors

We believe that our board of directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: procurement and distribution of food and related products particularly those used by Chinese restaurants; delivery and logistics; customer service; restaurant industry management; technology and automation; accounting and finance; strategic planning; human resources and development practices; and board practices of other corporations. We believe that our current board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each board member below. The principal occupation, business experience for at least the past five years, and the age as of April 20, 2020, of each director nominee is included below.

HF Group’s directors and nominees are as follows:

Name	Age	Position
Zhou Min Ni	51	Chairman, Co-Chief Executive Officer
Xiao Mou Zhang	47	Director, Co-Chief Executive Officer, Chief Financial Officer
Xi Lin	30	Independent Director
Hong Wang	61	Independent Director
Zhehui Ni	36	Independent Director

Zhou Min Ni, together with his wife, Chan Sin Wong, founded HF Group. Mr. Ni has served as Chairman and Chief Executive Officer of HF Group for over 20 years since he founded the business in 1997. From 1997 to the present, Mr. Ni has been responsible for the supervision of the Company’s strategy development, financing, acquisition, business expansion, inventory procurement and vendor management. Under his leadership, the Company developed into a well-recognized foodservice distributor operating three distribution centers serving over 3,200 Chinese/Asian restaurants in ten states in Southeastern America. We believe Mr. Zhou Min Ni’s qualification to sit on our board of directors includes his extensive knowledge of the Company and the foodservice distribution industry serving Chinese/Asian restaurants, his 20 years of management and leadership experience in the Company, and his connections in Chinese/Asian American business society.

Xiao Mou Zhang (aka Peter Zhang), has served as Co- Chief Executive Officer and Chief Financial Officer and a director since November 4, 2019. He served as Chairman of the Board, and as a Director of B&R Global from 2014 when he founded B&R Global with his partners, who are all originally from China. Mr. Zhang has over 20 years of experience in the food distribution industry with extensive experience in sales, marketing, financing, acquisitions, inventory, logistics and distribution. Under Mr. Zhang’s leadership, B&R Global has established a large supplier network and maintains long-term relationships with many major suppliers stemming from business relationships that have been built up over the years. A large purchase volume and a centralized procurement process has also allowed B&R Global favorable negotiating power with vendors that source high quality products at lower prices than many competitors. By also establishing a call center in China, B&R Global has been able to grow its customer base and, at the same time, keep its operating costs low. We believe Mr. Zhang’s qualification to sit on our board of directors includes his extensive knowledge of the food distribution industry, particularly serving Chinese/Asian restaurants, and his 20 years of management and leadership experience at B&R Global.

Xi Lin aka Felix Lin, has served as a director since November 4, 2019. Mr. Lin has worked in a number of positions at Blue Bird Corporation since 2011. His current position is in the Human Resource/Corporate Strategy Department as Executive Director of Human Resources and Strategy. He has also held various other positions within Blue Bird Corporation in the Operations Management Department from 2015 to 2016, the Finance and Accounting Department in 2011 and from 2013 to 2015, and the Business Development Department in 2012. Mr. Lin received his B.A. in Accounting and Finance from the Eugene Stetson School of Business and Economics in Georgia, a Master’s degree in Accountancy from the J. Whitney Bunting College of Business in Georgia, and a Master’s degree in Business Administration from the University of North Carolina at Chapel Hill. We believe Mr. Lin’s qualification to sit on our board of directors includes his experience in corporate/operations, HR, manufacturing, corporate finance, corporate accounting, fixed asset management, international business development, and strategic development.

Hong Wang has served as a director of HF Group since December 2019. Mr. Wang was previously a member of the Board of Directors of the Company from August 22, 2018, through November 1, 2019. Dr. Wang has served as a Professor of Management Information Systems at North Carolina A&T State University since 2005 and a Visiting Professor at Yunnan University of Finance and Economics in China since June, 2012, Dalian Maritime University in China since June 2012, and Henan Polytechnic University in China since June 2015. Dr. Wang has over 30 years of university teaching experience and has taught Management Sciences, Operations Research, Optimization, Business Environment, Management Concepts, Strategic Management, Engineering Economy, in addition to various Information Systems courses at both graduate and undergraduate levels. Dr. Wang is active in professional and community services. He has served in multiple cities in the US for several terms as president of local Chinese Associations, on various boards, as a principal of Chinese schools, as session chair of academic conferences, and as a journal referee. He also helped several Chinese universities to establish international programs in collaboration with US universities. Dr. Wang received his Ph.D. in Management Information Systems/Decision Sciences from Ohio State University. We believe Dr. Wang’s qualifications to sit on our board of directors include his knowledge of management, operations, optimization, business environment, and economic engineering, and his prior effective service as a member of our board.

Zhehui Ni has served as a director of HF Group since August 2018.  Ms. Ni has served as vice president of Shanghai Electric Investment Company since 2014, charged with strategic and financial investment. She worked as an associate at Haixiahuifu Investment Company from 2011 to 2013 and worked as a senior consultant in Deloitte Touche Tohmatsu Shanghai Office from 2007 to 2011. Ms. Ni is experienced in equity investment, corporate finance and investment-related tax structuring. Ms. Ni received a master’s degree and bachelor’s degree in international economical law from Shanghai Jiaotong University. She is a certified public accountant and certified tax accountant, and passed the bar exam in the People’s Republic of China. We believe Ms. Ni’s qualification to sit on our board of directors includes her knowledge in accounting, financial reporting, equity investment, corporate finance, and investment-related tax structuring.

Upon the effectiveness of Zhenhui Ni’s resignation, as described above, Russell T. Libby will become a director.

Russell T. Libby, 54, held numerous positions of increasing responsibility within the leadership of Sysco Corp. from 2007 through 2019, most recently Executive Vice President-Administration and Corporate Secretary. Prior to his career with Sysco, he served as president, COFRA North America, and vice president - legal, for Good Energies, Inc., investment advisors to private equity and venture capital funds owned by COFRA Holding A.G., a Swiss international conglomerate. Mr. Libby began his career in 1991 as a corporate associate with Arnall Golden Gregory, LLP, a full-service law firm in Atlanta. In 1995, he joined Liuski International, Inc., a computer distribution and manufacturing company, as general counsel, vice president-human resources and secretary. In 1988 he received his bachelor of arts degree in international relations from the University of Virginia in Charlottesville and, in 1991, he earned a J.D. degree from Emory University School of Law in Atlanta. We believe Mr. Libby’s qualifications to sit on our board of directors include his knowledge of food distribution management and operations, mergers and acquisitions, business environment, and financial markets.

As an independent director, Mr. Libby will be appointed to serve on the Audit Committee, the Compensation Committee, the Nominations Committee, and the Special Transactions Review Committee.

Required Vote

Approval of this proposal requires the affirmative vote of a plurality of the shares of common stock present in person, virtually or by proxy and entitled to vote on this proposal at the Annual Meeting. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The board of directors recommends a vote FOR each of the director nominees.

Non-Director Executive Officers and Significant Employee

The following sets forth information regarding our non-director executive officer as of April 20, 2020:

Name	Age	Position
Caixuan Xu	43	Vice President, Chief Internal Control and Financial Planning Officer
Sha J. Zhang	40	Vice President, Chief Accounting and Financial Reporting Officer
Kong Hian Lee (also known as Victor Lee)	52	Vice President, Chief Corporate Finance and Strategy Officer

Caixuan Xu has served as the Vice President, Chief Internal Control and Financial Planning Officer since November 4, 2019 and served as the Chief Financial Officer of HF Group from April 1, 2019 to November 4, 2019. Ms. Xu was hired by HF Foods on February 1, 2019. Ms. Xu has nearly 20 years of accounting and financial management experience. Prior to joining the Company, Ms. Xu served as the Vice President of Finance of Ninestar (Lexmark) since June 2018. Ms. Xu served as the Finance Director (Greater China CFO) for Red Hat from June 2017 until June 2018, and as the Chief Financial Officer of Shouqi Car Rental in Beijing, China from December 2016 through June 2017. Prior to that, she spent five years in finance positions with Lenovo in Morrisville, NC and Beijing, China, most recently as Senior Finance Manager and Controller. Before joining Lenovo, Ms. Xu held finance and auditor positions with Credit Suisse and PwC in Durham and Raleigh, NC, which followed her earlier career in public accounting firms (PwC and Tin Wha CPAs) in Beijing, China. Ms. Xu earned a BS in Accounting from The Central University of Finance and Economics in Beijing, China, and a Master’s Degree in Business Administration from the Freeman School of Business in New Orleans, LA. She is a CPA, certified in both North Carolina and Beijing, China (inactive), and has passed all three levels of the Chartered Financial Analyst (CFA) exams.

Sha J Zhang has served as the Vice President, Chief Accounting and Financial Reporting Officer since November 4, 2019. Ms. Zhang has over a decade of experience in public accounting providing advisory and audit services to businesses in Southern California with a focus on manufacturing, software, professional services, construction and telecommunications. Since February 2016, Ms. Zhang serves as the Chief Financial Officer for B&R Global, overseeing accounting, finance, human resource, risk management, and regulatory compliance functions. Ms. Zhang is a Certified Public Accountant (CPA) licensed in the state of California. She earned a BS in Accounting from Rochester Institute of Technology.

Kong Hian Lee (also known as Victor Lee), has served as our Vice President, Chief Corporate Finance and Strategy Officer since December 2019. Since February 2012, Mr. Lee has served as president and chief executive officer of Ascent Solar Technologies, Inc. Mr. Lee also is the managing director of Tertius Financial Group Pte Ltd, a boutique corporate advisory and private investment firm he founded in February 2009. He brings more than 27 years of experience in corporate banking, real estate finance and investment management, and corporate advisory services at leading worldwide financial institutions. Mr. Lee began his career at Citibank N.A., in 1993, handling small- and medium-sized corporate finance and progressed to a Vice President position in the International Personal Banking Division. In 1999 he moved to Deutsche Bank AG as Vice President and in 2004 was promoted to Managing Director and Singapore Market Head in the Private Wealth Management Division, where he was responsible for management of approximately $1 Billion in assets under management. From 2007 until 2009 he was with Morgan Stanley Private Wealth Management, most recently as executive director and head of Singapore/Malaysia markets. Mr. Lee holds a Bachelor's degree in Accounting from the University of Wisconsin and a Master's in Wealth Management from the Singapore Management University.

CORPORATE GOVERNANCE

Director Independence

As required under the Nasdaq Capital Market listing rules (“Listing Rules”), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board considered certain relationships between our directors and us when determining each director’s status as an “independent director” under Rule 5605(a)(2) of the Listing Rules. Based upon such definition and SEC regulations, we have determined that Xi Lin, Dr. Hong Wang and Zhehui Ni are “independent” under the Listing Rules.

Board Leadership Structure and Role in Risk Oversight

We do not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as our board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board has determined that having our Chief Executive Officer serve as Chairman is in the best interest of our stockholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and our industry, as well as fostering greater communication between our management and the board.

Our corporate governance guidelines provide that the board of directors is responsible for reviewing the process for assessing the major risks facing us and the options for their mitigation. This responsibility is largely satisfied by our audit committee, which is responsible for reviewing and discussing with management and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.

Committees of the Board of Directors

Audit Committee

Our audit committee is comprised of Xi Lin (Chair), Zhehui Ni and Dr. Hong Wang, all of whom meet the independence standards for purposes of serving on an audit committee under the Listing Rules and the Exchange Act. Our audit committee (i) assists the board of directors in its oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, and corporate policies and controls, (ii) has the sole authority to retain and terminate our independent registered public accounting firm, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by our independent registered public accounting firm, and (iii) is responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has unrestricted access to our audit committee. Our board of directors has determined that Xi Lin qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Our audit committee operates under a written charter that is reviewed annually. The charter is available on our website at https://hffoodsgroup.com. The audit committee held four meetings during the year ended December 31, 2019.

Compensation Committee

Our compensation committee is comprised of Xi Lin (Chair), Dr. Hong Wang and Zhehui Ni, all of whom meet the independence standards under the Listing Rules and the Exchange Act. The compensation committee’s duties include overseeing our overall compensation philosophy, policies and programs. This includes reviewing and analyzing the design and function of our various compensation components, establishing salaries, incentives and other forms of compensation for officers and non-employee directors, and administering our equity incentive plan. In fulfilling its responsibilities, the compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee.

Our compensation committee operates under a written charter that is reviewed annually. The charter is available on our website at https://hffoodsgroup.com. The compensation committee held one meeting during the year ended December 31, 2019.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or the Listing Rules. In accordance with Rule 5605(e)(2) of the Listing Rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of the Listing Rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth below under the caption “Stockholder Recommendations for Nominations to the Board of Directors”.

Considerations in Evaluating Director Nominees

In selecting nominees for director, without regard to the source of the recommendation, our independent directors use a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our independent directors may consider, among other things, the current size and composition of our board of directors, the needs of our board of directors, and the respective committees of our board of directors. Some of the qualifications that our independent directors may consider include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, leadership skills, potential conflicts of interest, and other commitments. Director candidates must have sufficient time available in the judgment of our independent directors to perform all board of director and committee responsibilities. In addition, our independent directors consider all applicable statutory and regulatory requirements and the requirements of any exchange upon which our common stock is listed or to which it may apply in the foreseeable future.

Although our board of directors does not maintain a specific policy with respect to board diversity, we believe that our board of directors should be a diverse body, and our independent directors consider a broad range of backgrounds and experiences in reviewing candidates for nomination to the board of directors. In making determinations regarding nominations of directors, our independent directors may take into account the benefits of diverse viewpoints. Our independent directors also consider these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our independent directors recommend to our full board of directors the director nominees for selection.

Stockholder Recommendations for Nominations to the Board of Directors

We will consider directors candidates recommended by stockholders so long as such recommendations comply with our certificate of incorporation, our bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our independent directors will evaluate such recommendations in accordance with our charter, bylaws, policies and procedures for director candidates, and the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, evidence of the recommending stockholder’s ownership of our common stock, and written consent from the candidate confirming willingness to serve on our board of directors, if elected. Our independent directors have discretion to decide which individuals to recommend for nomination as directors.

Director Attendance

During 2019, the board of directors held four meetings. Each of our directors attended at least 75% of all meetings of the board of directors and any committees on which such director was a member.

Although we do not have a specific director attendance policy, directors are encouraged to attend the annual meetings of stockholders.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules, and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the code. We intend to disclose amendments or waivers of the Code of Ethics on our website within four business days. Any person may obtain a copy of our Code of Ethics free of charge by sending a written request for such to the attention of the Chief Financial Officer of the Company, 6001 W. Market Street, Greensboro, NC 27409.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Mr. Zhou Min Ni, the Chief Executive Officer, Chairman of the Board of Directors, and beneficial owner of 26.4% of the Company’s outstanding shares of common stock, and certain of his immediate family members have ownership interests in various companies (the “Related Parties”) involved in (i) the distribution of food and related products to restaurants and other retailers and (ii) the supply of fresh food, frozen food, and packaging supplies to distributers.

The Company purchases products from and sells products to some of these Related Parties which at times also involve making advance payments to, or receiving advance payments from, these Related Parties. Prices paid for these goods are based on the prices published by the particular Related Party. The Board of Directors has analyzed the prices paid to these Related Parties as well as the level of service, reliability, delivery terms, and historical performance of these Related Parties and has concluded that such prices and terms are substantially equivalent to, or more advantageous than, prices and terms the Company would receive in arm’s length transactions from third parties that have no relationship with the Company and are capable of providing the same level of service. Sales to Related Parties consist primarily of sales to distributers. These sales permit the Company to purchase certain items from manufacturers in larger quantities which at times, results in better purchase prices for the Company. The Company also leases to a Related Party, on commercially reasonable terms, a warehouse and distribution facility near Savannah, Georgia, which promotes a relationship that helps the Company source a reliable supply of fresh and frozen seafood. In addition to these factors, the Board of Directors believes that Mr. Zhou Min Ni’s extensive experience and contacts in the foodservice industry, including the numerous companies in which he has an ownership interest, provide valuable insight into industry trends and access to products, pricing and customers that the Company would not otherwise be exposed to.

The Company has also made loans to certain Related Parties. Set forth below is the outstanding amount due under each loan and the amount of principal and interest payments received in each of the last two years.

Related Party sales transactions

The Company makes sales to various Related Parties in the ordinary course of business. The total sales made to Related Parties were $19,352,408 and $18,147,003 for the years ended December 31, 2019 and 2018, respectively. Set forth below is a breakdown of sales to Related Parties and by footnote reference, a description of the relationship between each Related Party to the Company.:

		Year Ended December 31,
Name of Related Party		2019	2018
(1)	Eagle Food Service LLC	7,172,063	6,315,926
(2)	Eastern Fresh LLC	4,470,618	5,025,528
(3)	N&F Logistic Inc.	2,364,820	2,948,031
(4)	Hengfeng Food Service Inc.	1,601,546	1,769,125
(5)	Great Wall Seafood LLC.	815,515	-
(6)	Fortune One Foods Inc.	787,700	895,031
(7)	Enson Seafood GA Inc.	666,261	514,554
(8)	Enson Trading LLC	635,078	568,971
(9)	ABC Trading, LLC	416,392	-
(10)	Enson Philadelphia Inc.	142,193	49,027
(11)	UGO USA Inc.	75,393	39,186
(12)	Asahi Food, Inc.	70,701	-
(13)	The Big Catch Alhambra, LLC	60,841	-
(14)	Allstate Trading Company Inc.	41,295	17,959
(8)	Eternal Food Service Inc. (acquired by Enson Trading)	20,406	-
(15)	PT. Tamron Akuatik Produk Industri	9,639	-
(16)	Others	1,947	3,665
Total		$19,352,408	$18,147,003

(1)	Tina Ni, the daughter of Mr. Zhou Min Ni, owns a 50% equity interest in this entity.
(2)	Mr. Zhou Min Ni owns a 30% equity interest in this entity.
(3)	Mr. Zhou Min Ni owns a 25% equity interest in this entity.
(4)	Mr. Zhou Min Ni owns a 45% equity interest in this entity.
(5)	Mr. Zhou Min Ni owns a 100% equity interest in this entity.
(6)	N&F Logistic, Inc., one of HF Group’s related parties owns a 70% equity interest in this entity.
(7)	Mr. Zhou Min Ni owns a 50% equity interest in this entity.
(8)	Mr. Zhou Min Ni owns a 25% equity interest in this entity.
(9)	Mr. Peter Zhang, owns 10.38% equity interest in this entity.
(10)	Mr. Zhou Min Ni owns a 25% equity interest in this entity.
(11)	Mr. Zhou Min Ni owns a 30% equity interest in this entity.
(12)	The Company has 49% investment in this entity.
(13)	Mr. Peter Zhang owns a 10% equity interest in this entity.
(14)	Mr. Zhou Min Ni owns a 25% equity interest in this entity.
(15)	The Company has 12% investment in this entity.
(16)	Represents nominal sales to two additional Related Parties.

The Company also periodically receives advances from Related Parties for sales transactions in the ordinary course of business. These advances are interest free and due upon demand. There were no advances from customers involving related parties at December 31, 2019 and $166,490 as of December 31, 2018.

Name of Related Party	As of December 31, 2019	As of December 31, 2018
N&F Logistic, Inc.	-	$166,490
TOTAL	$0	$166,490

(1)	Please see footnotes in the table above for a description of the relationship between the Related Party and the Company.

Related Party purchase transactions

The Company makes purchases from various Related Parties in the ordinary course of business. The total purchases made from Related Parties were $40,388,000 and $31,676,828 for the year ended December 31, 2019 and 2018, respectively. Set forth below is a breakdown of purchases from Related Parties and by footnote reference, a description of the relationship between each Related Party and Zhou Min Ni:

		For The Years Ended December 31,
#	Name of Related Party	2019	2018
(1)	Golden Poultry, LLC	$9,003,455	$5,641,599
(2)	Eastern Fresh LLC	6,678,704	7,140,754
(3)	Fujian RongFeng Plastic Co., Ltd.	6,207,379	5,350,755
(4)	NC Good Taste Noodle Inc.	4,607,652	3,881,433
(5)	Fuzhou (Hanfeng ) Information Tec.	3,032,984	3,130,875
(6)	Revolution Industry, LLC	2,822,561	2,122,240
(7)	Best Food Service LLC	2,136,389	-
(8)	First Choice Seafood Inc	2,092,599	292,514
(9)	N&F Logistic, Inc.	1,428,294	1,206,105
(10)	UGO USA INC.	724,486	710,224
(11)	Ocean Pacific Seafood Group	598,286	687,225
(12)	PT. Tamron Akuatik Produk Industri	344,177	-
(13)	Eagle Food Service LLC	232,566	270,368
(14)	Enson Seafood GA Inc. (formerly “GA-GW Seafood, Inc.”)	181,984	664,770
(15)	Enson Trading LLC	174,711	415,662
(16)	Allstate Trading Company Inc.	111,213	43,212
(17)	Asahi Food, Inc.	10,560	-
(18)	NSG International Inc.	-	119,092

	TOTAL	$40,388,000	$31,676,828

(1)

Mr. Zhou Min Ni owns a 40% equity interest in Golden Poultry, LLC.  In late 2019, Golden Poultry, LLC transferred its business to Union Food, LLC, which is 30% owned by Tina Ni, the daughter of Mr. Zhou Min Ni and 10% owned by Anthony Zhang, the son of Peter Zhang.

(2)	Mr. Zhou Min Ni owns a 30% equity interest in Eastern Fresh LLC.
(3)	Mr. Zhou Min Ni owns a 40% equity interest in Fujian RongFeng Plastic Co., Ltd.
(4)	Mr. Jian Ming Ni owns a 66.6% equity interest in NC Good Taste Noodle Inc.
(5)	Mr. Zhou Min Ni owns a 100% equity interest in Fuzhou (Hanfeng) Information Tec.
(6)	Raymond Ni, the son of Mr. Zhou Min Ni, owns 100% of Revolution Industry, LLC.
(7)	Mr. Peter Zhang owns 10.38% equity interest in this entity.
(8)	Mr. Zhou Min Ni owns a 25% equity interest in First Choice Seafood Inc.
(9)	Mr. Zhou Min Ni owns a 25% equity interest in N&F Logistic, Inc.
(10)	Mr. Zhou Min Ni owns a 30% equity interest in UGO USA Inc.
(11)	Mr. Zhou Min Ni owns a 25% equity interest in Ocean Pacific Seafood Group.
(12)	The Company has 12% investment in this entity.
(13)	Tina Ni, the daughter of Mr. Zhou Min Ni, owns a 50% equity interest in Eagle Food Service LLC.
(14)	Mr. Zhou Min Ni owns a 50% equity interest in Enson Seafood GA, Inc.
(15)	Mr. Zhou Min Ni owns a 25% equity interest in Enson Trading LLC.
(16)	Mr. Zhou Min Ni owns a 40% equity interest in Allstate Trading Company Inc.
(17)	The Company has 49% investment in this entity.
(18)	Mr. Zhou Min Ni owns a 30% equity interest in Han Feng Global Inc. d/b/a NSG International.

The Company periodically provides purchase advances to various suppliers, including suppliers that are the Related Parties. These advances are made in the ordinary course of business and are considered fully realizable. The balances for advances to suppliers that are Related Parties in connection with the purchase transactions described above amounted to $745,135 and $1,526,482 as of December 31, 2019 and 2018, respectively. Set forth below is a breakdown of advances to suppliers that are Related Parties:

Name of Related Party	As of December 31, 2019	As of December 31, 2018

(1) Ocean Pacific Seafood Group	$223,303	$208,960
(2) Revolution Industry, LLC	521,832	329,394
(3) First Choice Seafood Inc.	-	988,128
TOTAL	$745,135	$1,526,482

(1) Mr. Zhou Min Ni owns a 25% equity interest in this entity.

(2) The son of Mr. Zhou Min N, Raymond Ni, owns 100% of Revolution Industry, LLC.

(3) First Choice Seafood is owned by Enson Seafood GA Inc., of which Mr. Zhou Min Ni owns a 50% equity interest.

Long-term notes receivables due from Related Parties

As of December 30, 2019, and December 31, 2018, the outstanding loans to various related parties consist of the following:

Name of Related Party	As of December 31, 2019	As of December 31, 2018
Enson Seafood GA Inc. (formerly “GA-GW Seafood, Inc.”)	$-	$1,987,241
Han Feng Global Inc., t/a NSG International Inc. (“NSG”) (1)	-	6,092,397
Revolution Automotive, LLC (“Revolution Automotive”) (2)	-	461,311
Total	$-	$8,540,949
Less: Current portion	$-	$8,117,686
Total	$-	$423,263

(1)	Mr. Zhou Min Ni owns a 30% equity interest in this entity.
(2)	The son of Mr. Zhou Min Ni, Raymond Ni, owns 100% of Revolution Automotive LLC.

On January 1, 2018, the Company entered into a promissory note agreement with Enson Seafood. Pursuant to the promissory note agreement, the outstanding balances of $550,000 due from Enson Seafood as of December 31, 2017 were converted into promissory notes bearing annual interest of 5% commencing January 1, 2018. The principal plus interest was due no later than December 31, 2019. Interest was computed on the outstanding balance on the basis of the actual number of days elapsed in a year of 360 days.

On September 30, 2018, the Company signed a promissory note agreement with Enson Seafood in the principal amount of $2,000,000. The note accrued interest at the rate of 5% per annum on the unpaid balance, compounded monthly. The principal plus all accrued and unpaid interest was initially due no later than September 30, 2019, with an option to renew, and required Enson Seafood to make monthly payments of $171,215 for twelve months. On March 1, 2019, the Company and Enson Seafood extended the expiration date of the note until February 29, 2024 and Mr. Zhou Min Ni agreed to personally guarantee the note.

On January 1, 2018, the Company signed a promissory note agreement with NSG. Pursuant to the promissory note agreement, the outstanding balances of $5,993,552 due from NSG as of December 31, 2017 were converted into promissory notes bearing annual interest of 5% commencing January 1, 2018. The principal plus interest was required to be paid off no later than December 31, 2019. Interest was computed on the outstanding balance on the basis of the actual number of days elapsed in a year of 360 days.

On March 1, 2019, the Company entered into a new five year-term promissory note agreement with NSG that comprised a restatement and novation and superseded the note dated January 1, 2018. Pursuant to the new promissory note agreement, the outstanding balance of $5,941,031 together with interest at the rate of 5% per annum became payable in monthly installments until principal and accrued interest was paid in full on or before March 1, 2024.

On March 1, 2018, the Company entered into a promissory note agreement by which Revolution Automotive was loaned $483,628. Pursuant to this promissory note agreement, Revolution Automotive was required to make monthly payments of $5,000 for 60 months, including interest, with final payment of $284,453. The loan bore interest of 5% per annum. Interest was computed on the outstanding balance on the basis of the actual number of days elapsed in a year of 360 days. The principal plus interest was to be paid off no later than April 30, 2023.

On March 1, 2019, the Company and each of Enson Seafood and NSG agreed to extend the expiration date of their notes payable until February 29, 2024, and Mr. Zhou Min Ni agreed to personally guarantee these notes.

On September 30, 2019, the entire outstanding balance of all the above notes of $8,415,525 was sold to Mr. Zhou Min Ni in exchange for 632,746 shares of common stock of the Company, which shares were received and recorded in treasury stock by the Company as of September 30, 2019. In connection with the sale of the above notes, the Company also required 208,806 additional shares of common stock of the Company owned by Mr. Ni to be placed in an escrow account for a period of one year (the “Escrow Period”), which will be delivered to the Company in part or in full, if the volume weighted average closing price of the Company’s common stock for the 250-trading-day period immediately preceding the expiration of the Escrow Period is less than $13.30.

Security deposits

The Company made deposits to its related parties for warehouse rental purposes. These deposits are expected to be returned upon termination of the respective leases. Total deposits to related parties amounted to $591,380 as of December 31, 2019 and there were no deposits as of December 31, 2018.

Term Loan guaranty

B&R Global Group Realty and its subsidiaries have a mortgage-secured Term Loan in the amount of $55.4 million as of December 31, 2019. The term loan is collateralized by all assets of the Company.

Lease Agreements

A subsidiary of the Company, R&N Holding, leases a facility to a related party under an operating lease agreement expiring in 2024. The cost of the leased building is $400,000 at December 31, 2019 and 2018, and the accumulated depreciation of the leased building is $78,282 and $100,000 at December 31, 2019 and December 31, 2018, respectively. Rental income for the year ended December 31, 2019 and December 31, 2018 was $45,600 and $45,600, respectively.

In 2017, a subsidiary of the Company, HG Realty, leased a warehouse to a related party under an operating lease agreement expiring on September 21, 2027. The cost of the leased building is $3,223,745 at December 31, 2019 and December 31, 2018, and the accumulated depreciation of the leased building is $516,626 and $433,966 as of December 31, 2019 and December 31, 2018, respectively. Rental income for the year ended December 31, 2019 and December 31, 2018 was $480,000 and $480,000, respectively.

B&R Global leased warehouses from related parties owned by the majority shareholder of B&R Global. Rent incurred to the related parties was $751,000 for the year ended on December 31, 2019.

In 2019, a subsidiary of the Company, Kirnland, leased a warehouse from a related party under an operating lease agreement expiring on December 31, 2019. Rent incurred to the related party was $120,000 for the year ended December 31, 2019.

EXECUTIVE COMPENSATION

The following table sets forth a summary of the compensation paid to or accrued by our chief executive officer and the most highly compensated executive officer other than our chief executive officer whose total compensation exceeded $100,000 for the fiscal years ended December 31, 2019 and 2018:

Summary Compensation Table Summary Compensation Table

Name	Year	Salary ($)	Bonus ($)	All other compensation ($)	Total ($)
Zhou Min Ni	2019	400,000	-	-	400,000
Co-Chief Executive Officer	2018	400,000	-	-	400,000

Xiao Mou Zhang (1)	2019	85,000	-	8,494 (4)	93,494
Co-Chief Executive Officer and Chief Financial Officer

Chan Sin Wong (2)	2019	400,000	-	-	400,000
Director and Chief Operating Officer	2018	400,000	-	-	400,000

Caixuan Xu (3)	2019	201,667	27,500	-	229,167
Vice President, Chief Accounting and Financial Reporting Officer

(1) Mr. Zhang became Co-Chief Executive Officer and Chief Financial Officer in November 2019.

(2) Ms. Wong ceased to be a Director and Chief Operating Officer in November 2019.
(3) Ms. Xu joined our company in February 2019.

(4) Represents the personal use portion of an automobile provided by the Company.

Narrative Disclosure to Summary Compensation Table

Compensation for our executives is comprised of solely of base salary. We do not use a prescribed formula to establish pay levels. Rather, the board of directors and compensation committee considers changes in the business, external market factors and our financial position each year when determining pay levels for the named executive officers.

The committee generally seeks to set a named executive officer’s targeted total cash compensation opportunity within a range that is the average of the applicable peer company and/or general industry compensation survey data, adjusted as appropriate for individual performance and internal pay equity and labor market conditions.

Each executive’s base salary is supplemented by various benefit plans that provide health, life, accident, disability and severance benefits, most of which are the same as the benefits provided to all of our employees.

Employment Agreements

On August 22, 2018, we entered into an employment agreement with Zhou Min Ni to serve as our Chief Executive Officer until August 31, 2023. The agreement automatically renews for subsequent one-year terms, unless the employment relationship is terminated by either party, or modified in accordance with the terms and conditions of the agreement. Under the agreement, Zhou Min Ni’s initial annual base salary was $400,000, subject to adjustment by the Board. In addition to the base salary, an annual bonus may be awarded to Zhou Min Ni on the basis of the Company achieving certain corporate and strategic performance goals, as determined by the Board in its sole discretion. The employment agreement contains a standard and customary confidentiality provision as well as a covenant not to compete which prohibits Zhou Min Ni from doing business with any current or prospective customer of the Company or engaging in a business competitive with that of the Company during the term of his employment. This agreement also contains a number of termination and change in control provisions as described under the captions “Termination Arrangements” and “Change in Control Arrangements” below.

Termination Arrangements

Under our employment agreements with Zhou Min Ni, we may terminate such executive’s employment due to death, total disability or for cause, as such terms may be defined under such employment agreements, without the acceleration of benefits or additional benefits other than accrued pay. If we terminate such executive’s employment without cause or an executive terminates such executive’s employment for good reason, as such terms are defined under such employment agreements, then we are required to pay to such executive all accrued pay, an amount equal to two times such executive’s then-current base salary and accelerate vesting of any outstanding equity grants.

Change in Control Provisions

Our 2018 Omnibus Equity Incentive Plan (the “Plan”) provides for the acceleration of the vesting of unvested equity awards upon a “Change in Control” of the Company. A Change in Control is defined in the Plans to include (i) a sale or transfer of substantially all of the Company’s assets; (ii) the dissolution or liquidation of the Company; (iii) a merger or consolidation to which the Company is a party and after which the prior shareholders of the Company hold less than 50% of the combined voting power of the surviving corporation’s outstanding securities; or (iv) the incumbent directors cease to constitute at least a majority of the Board of Directors. In the event of a “Change In Control,” the Plan provides for the immediate vesting of all equity awards issued thereunder.

Our employment agreement with Zhou Min Ni contains a change in control provision that is triggered if such executive is not offered continued employment with us or any successor, or within 90 days following such change of control, we or any successor terminate such executive’s employment without cause or such executive terminates employment for good reason, as defined in such employment agreements. If this occurs, then we will pay to such executive his or her base salary and benefits earned but unpaid through the date of termination, and any prorated bonus earned during the then current bonus year, plus two times such executive’s then current base salary.

Outstanding Equity Awards at December 31, 2018

We have not granted any equity awards to any named executive officer as of December 31, 2019.

DIRECTOR COMPENSATION

The following table sets forth for each director information regarding their compensation for the year ended December 31, 2019:

Name (1)	Total ($)
Ren Hua Zheng(2)	$20,000
Dr. Hong Wang	$20,000
Xi Lin	5,000
Zhehui Ni	20,000

(1)	Zhou Min Ni and Xiao Mou Zhang have been omitted from this table because they do not receive any additional compensation for serving on the Board of Directors.

(2)	Ren Hua Zheng resigned from his position as a director in December 2019.

Narrative Disclosure to Director Compensation Table

We pay our non-employee directors $5,000 per calendar quarter. We reimburse directors for any out-of-pocket expenses incurred in connection with attending board or committee meetings.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2019.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	0	$—	3,000,000
Equity compensation plans not approved by security holders	0	$—	—
Total	0	$—	3,000,000

On August 10, 2018, our stockholders adopted the HF Food Group Inc. 2018 Omnibus Equity Incentive Plan (the “Plan”). The Plan reserves 3,000,000 shares of common stock for issuance of awards to employees, non-employee directors, and consultants and is administered by the Compensation Committee of the Board. The Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in stock, or other property. The term of stock options granted may not exceed ten years and exercise prices may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. If an equity award granted under the Plan, or any portion thereof, expires, is forfeited or otherwise terminates without all of the shares covered by the equity award having been issued, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under the Plan. In the event of a change in control, an equity award under the Plan may be subject to additional acceleration of vesting and exercisability. Unless terminated sooner by our board of directors, the Plan will automatically terminate on August 9, 2028. As of December 31, 2019, there were no equity awards granted under the Plan and all 3,000,000 shares were available for future grants.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

The audit committee has appointed Friedman LLP (“Friedman”) to audit and report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2020. Friedman served as our independent registered public accounting firm for the fiscal year ended December 31, 2019.

The board of directors is submitting the selection of Friedman for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but our board of directors and the audit committee believe the submission provides an opportunity for stockholders through their vote to communicate with the board and the audit committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Friedman, the audit committee will reconsider, but will not be required to rescind, the selection of that firm as our independent registered public accounting firm. Representatives of Friedman will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting.

The audit committee has the authority and responsibility to retain, evaluate and replace our independent registered public accounting firm. The stockholders’ ratification of the appointment of Friedman does not limit the authority of the audit committee to change our independent registered public accounting firm, as it deems necessary or appropriate, at any time.

Audit and Related Fees

The following table presents fees for professional audit services performed by Friedman for the audit of our annual financial statements for the years ended December 31, 2019 and 2018. We did not pay any fees to Freidman for audit-related services or tax services in the years ended December 31, 2019 and 2018.

	2019	2018
Audit Fees	$804,500	$385,000
Audit-Related Fees	—	—
Tax Fees	—	—
Total Fees	$804,500	$385,000

Audit Fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements. Audit fees also include fees for services provided in connection with review of documents filed with the SEC.

As previously reported in the Company’s Current Report on From 8-K dated January 2, 2018, the Company engaged Friedman as its independent registered public accounting firm on January 2, 2018. The Company’s previous independent registered public accounting firm Marcum LLP (“Marcum”) was dismissed on the same date. The decision to engage Friedman and to dismiss Marcum was approved by the Audit Committee.

The audit report of Marcum on the Company’s financial statements for the year ended December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Marcum’s report noted that there was substantial doubt about the Company’s ability to continue as a going concern. This report was issued prior to the business combination of the Company and HF Group Holding Corporation.

For the year ended December 31, 2016 and the subsequent period through January 2, 2018, there were no disagreements between Marcum and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports.

For the year ended December 31, 2016 and the subsequent period through January 2, 2018, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

On January 2, 2018, the Company engaged Friedman as its principal accountant. During the year ended December 31, 2016 and the subsequent period through January 2, 2018, neither the Company nor anyone on its behalf consulted Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event.

Audit Committee Pre-Approval Procedures

The audit committee of our board of directors consists of Xi Lin (Chairman), Dr. Hong Wang and Zhehui Ni. The audit committee approves the engagement of our independent auditors to render audit and non-audit services before they are engaged. All of the fees for 2019 and 2018 shown above were pre-approved by the audit committee.

The audit committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the audit committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Our audit committee will not approve engagements of our independent registered public accounting firm to perform non-audit services for us if doing so will cause our independent registered public accounting firm to cease to be independent within the meaning of applicable SEC rules. In addition, our audit committee considers, among other things, whether our independent registered public accounting firm is able to provide the required services in a more or less effective and efficient manner than other available service providers.

Required Vote

Approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person, virtually or by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.

The board of directors recommends a vote FOR the proposal to ratify the selection of Friedman as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

REPORT OF THE AUDIT COMMITTEE

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. Friedman, our independent registered public accounting firm for 2019, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In connection with the preparation of our audited financial statements for the year ended December 31, 2019, the audit committee:

●	reviewed and discussed the audited financial statements with management;

●

discussed with Friedman, our independent registered public accounting firm, the matters required to be discussed under applicable standards of the of the Public Company Accounting Oversight Board (“PCAOB”); and

●

received the written disclosures and the letter from Friedman, our independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding Friedman’s communications with the audit committee concerning independence, discussed with Friedman its independence, and satisfied itself as to their independence.

Based upon the review and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Form 10-K for filing with the SEC.

THE AUDIT COMMITTEE

Xi Lin
Dr. Hong Wang
Zhehui Ni

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say-on-Pay”, as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. However, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us, our board of directors, or any of our board committees.

Although the vote is non-binding, our board of directors and the compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.

We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent, motivating and rewarding executives whose knowledge, skills and performance are critical to our business, ensuring executive compensation is aligned with our corporate strategies and business objectives, and aligning executives’ incentives with the creation of stockholder value.

Resolution

Our stockholders are being asked to approve by advisory vote the following resolution relating to the compensation of our named executive officers as described in this proxy statement:

“RESOLVED that the Company’s stockholders hereby approve the compensation paid to the Company’s executive officers named in the Summary Compensation Table of this proxy statement, as that compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the various compensation tables and the accompanying narrative discussion included in this proxy statement.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Required Vote

Approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person, virtually or by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends an advisory vote FOR the resolution to approve the executive compensation as disclosed in this proxy statement.

PROPOSAL 4: AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Overview

In connection with the Company entering into its Second Amended and Restated Credit Agreement, dated January 17, 2020 with J.P. Morgan Chase, the Company agreed to present a proposal to amend its second amended and restated certificate of incorporation to remove Article Seventh to its stockholders. Article Seventh, which is presented in full below, provides that any compromise between creditors and/or stockholders and the Company that is approved by 75% in value of the creditors and/or 75% of the voting power of the Company, as applicable, can bind all other creditors and/or stockholders, respectively. J.P. Morgan Chase requested that this provision be deleted. The Company is therefore seeking the approval of its stockholders to deleted Article Seventh from the Company’s Amended and Restated Certificate of Incorporation.

The text of Article Seventh is as follows:

SEVENTH: WHENEVER A COMPROMISE OR ARRANGEMENT IS PROPOSED BETWEEN THIS CORPORATION AND ITS CREDITORS OR ANY CLASS OF THEM AND/OR BETWEEN THIS CORPORATION AND ITS STOCKHOLDERS OR ANY CLASS OF THEM, ANY COURT OF EQUITABLE JURISDICTION WITHIN THE STATE OF DELAWARE MAY, ON THE APPLICATION IN A SUMMARY WAY OF THIS CORPORATION OR OF ANY CREDITOR OR STOCKHOLDER THEREOF OR ON THE APPLICATION OF ANY RECEIVER OR RECEIVERS APPOINTED FOR THIS CORPORATION UNDER SECTION 291 OF TITLE 8 OF THE DELAWARE CODE OR ON THE APPLICATION OF TRUSTEES IN DISSOLUTION OR OF ANY RECEIVER OR RECEIVERS APPOINTED FOR THIS CORPORATION UNDER SECTION 279 OF TITLE 8 OF THE DELAWARE CODE ORDER A MEETING OF THE CREDITORS OR CLASS OF CREDITORS, AND/OR OF THE STOCKHOLDERS OR CLASS OF STOCKHOLDERS OF THIS CORPORATION, AS THE CASE MAY BE, TO BE SUMMONED IN SUCH MANNER AS THE SAID COURT DIRECTS. IF A MAJORITY IN NUMBER REPRESENTING THREE FOURTHS IN VALUE OF THE CREDITORS OR CLASS OF CREDITORS, AND/OR OF THE STOCKHOLDERS OR CLASS OF STOCKHOLDERS OF THIS CORPORATION, AS THE CASE MAY BE, AGREE TO ANY COMPROMISE OR ARRANGEMENT AND TO ANY REORGANIZATION OF THIS CORPORATION AS A CONSEQUENCE OF SUCH COMPROMISE OR ARRANGEMENT, THE SAID COMPROMISE OR ARRANGEMENT AND THE SAID REORGANIZATION SHALL, IF SANCTIONED BY THE COURT TO WHICH THE SAID APPLICATION HAS BEEN MADE, BE BINDING ON ALL THE CREDITORS OR CLASS OF CREDITORS, AND/OR ON ALL THE STOCKHOLDERS OR CLASS OF STOCKHOLDERS, OF THIS CORPORATION, AS THE CASE MAY BE, AND ALSO ON THIS CORPORATION.

Required Vote

Approval of Proposal 4 requires the affirmative vote of a majority of the Company’s outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as votes against this proposal.

The board of directors recommends that stockholders vote for the Amendment Proposal.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Reports of all transactions in our common stock by officers, directors and ten percent (10%) stockholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of copies of the reports received, or representations of such reporting persons, we believe that during the year ended December 31, 2019, all Section 16(a) filing requirements applicable to our officers, directors and ten percent (10%) stockholders were satisfied in a timely fashion.

STOCKHOLDER PROPOSALS

Stockholder Proposals to Be Included in the Company’s Proxy Statement

Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be included for the 2021 Annual Meeting, stockholder proposals must be received by us at our principal executive offices located at 6001 W. Market Street, Greensboro, NC 27409 no later than December 31, 2020, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder Proposals Not to Be Included in the Company’s Proxy Statement

Stockholders wishing to present proposals for action at an annual meeting apart from proposals pursuant to Rule 14a-8 must give timely notice of the proposed business to the Secretary at the executive offices referred to above. For each matter the stockholder proposes to bring before the meeting, the notice to the Secretary must include: (i) a brief description of the business proposed to be brought before the meeting; (ii) the name and address, as they appear in our books, of the stockholder proposing such business; (iii) the class and number of shares of Company stock that are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

Stockholders wishing to present nominees for election as a director must provide timely notice of such proposed nominee to the Secretary at the executive officers referred to above. The notice must set forth: (i) the name, age, business address and, if known, residence address of each such nominee; (ii) principal occupation or employment of each such nominee; (iii) the number of shares of stock of the Company that are beneficially owned by each such nominee; and (iv) any other information concerning such nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act. In addition, as to the stockholder giving the notice, the notice must include: (1) the name and record address of such stockholder; and (2) the class and number of shares of Company stock beneficially owned by such stockholder. Our independent directors will consider all director candidates recommended by any stockholder on the same basis as candidates recommended by the board and other sources.

STOCKHOLDER COMMUNICATIONS

The board of directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the board of directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Caixuan Xu, our Chief Financial Officer, at the principal executive offices of the Company at 6001 W. Market Street, Greensboro, NC 27409. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the board of directors. The Chief Financial Officer has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. The Chief Financial Officer shall promptly forward any and all such stockholder communications to the entire board of directors or the individual director as appropriate.

OTHER MATTERS

The Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the board of directors has not been advised of any other matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form-10-K, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2019, is being sent to stockholders of record as of April 20, 2020 with this proxy statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Stockholders of record as of April 20, 2020, and beneficial owners of our common stock on that date, may obtain from us without charge additional copies of our Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. If requested, we will provide stockholders with copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. Any requests from a beneficial owner of our common stock must set forth a good faith representation that, as of the record date for this solicitation, April 20, 2020, the person making the request was the beneficial owner of our common stock. Such written requests should be directed to us at, 6001 W. Market Street, Greensboro, NC 27409, Attention: Chief Financial Officer.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, https://hffoodsgroup.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

By Order of the Board of Directors

Zhou Min Ni
Chairman and Co-Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

HF FOODS GROUP INC.

June 15, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at - http://www.astproxyportal.com/ast/21681/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530303000000001000 4 061520

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Zhou Min Ni
- ○ Xiao Mou Zhang
- ○ Xi Lin
- ○ Hong Wang
- ○ Zhehui Ni

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1, and "FOR" Proposals 2, 3 and 4.**

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE HF FOODS GROUP INC THE EXPENSE OF ADDITIONAL SOLICITATION.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

HF FOODS GROUP INC.

June 15, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/210286046 (password: hff2020) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at - http://www.astproxyportal.com/ast/21681/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530303000000001000 4 061520

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Zhou Min Ni
- ○ Xiao Mou Zhang
- ○ Xi Lin
- ○ Hong Wang
- ○ Zhehui Ni

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1, and "FOR" Proposals 2, 3 and 4.

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE HF FOODS GROUP INC THE EXPENSE OF ADDITIONAL SOLICITATION.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

HF FOODS GROUP INC.

Proxy for Annual Meeting of Stockholders on June 15, 2020

Solicited on Behalf of the Board of Directors

The undersigned stockholder of HF Foods Group Inc., a Delaware corporation ("HF Foods"), hereby appoints Zhou Min Ni and Xiao Mou Zhang (the "Proxies"), or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of common stock of HF Foods (the "Common Stock") which the undersigned may be entitled to vote at the annual meeting of stockholders of HF Foods to be held on June 15, 2020 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof. Such shares of Common Stock shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies' discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

1.1 14475